UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: May 23, 2018

MIDDLESEX WATER COMPANY

(Exact name of registrant as specified in its charter)

NEW JERSEY	0-422	22-1114430
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830

(Address of principal executive offices, including zip code)

(732)-634-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act  (17 CFR 240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item. 5.07. Submission of Matters to a Vote of Security Holders

Middlesex Water Company (the “Company”) held its Annual Meeting of Shareholders on Tuesday, May 22, 2018. Shareholders voted to reelect continuing directors Dennis W. Doll and Kim C. Hanemann (Class I), each to serve a term of office of three years. At the Annual Meeting, the Company’s shareholders voted on the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, (2018 Proxy Statement) which was filed with the Securities and Exchange Commission on April 12, 2018 and mailed to shareholders.

Proposal No. 1

Description of Matters Submitted

1)	A proposal to elect two nominees to the Board -- Directors Dennis W. Doll and Kim C. Hanemann serving terms that expire at the 2021 Annual Meeting of Shareholders. Each Director was elected and received the following votes:

Director	For	Withheld	Broker Non-Votes
Dennis W. Doll	9,744,772	252,465	4,296,286
Kim C. Hanemann	9,878,878	118,359	4,296,286

Proposal No. 2

Description of Matters Submitted

2)	A proposal to approve a non-binding advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the 2018 Proxy Statement. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Vote
9,454,203	447,827	95,207	4,296,286

Proposal No. 3

Description of Matters Submitted

3)	A proposal to approve the new 2018 Restricted Stock Plan as disclosed in the 2018 Proxy Statement. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Vote
9,481,560	417,150	98,527	4,296,286

Proposal No. 4

Description of Matters Submitted

4)	A proposal to ratify the appointment by the Audit Committee of Baker Tilly Virchow Krause, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

For	Against	Abstain	Broker Non-Vote
14,095,280	137,481	60,876	0

Item 8.01 Other Events

2018 Annual Meeting of Shareholders

On May 22, 2018, Middlesex Water Company held its 2018 Annual Meeting of Shareholders at its company headquarters in Iselin, New Jersey. Announcement of voting results at which shareholders elected two Class I Directors; approved, by a non-binding advisory vote, the compensation of the Company’s named executive officers, approved the new 2018 Restricted Stock Plan, and ratified the Audit Committee’s appointment of Baker Tilly Virchow Krause LLP as the independent registered public accounting firm for 2018 is described above.

Management’s presentation at the Annual Meeting of Shareholders will be available in the Investor Relations section of the company’s website www.middlesexwater.com under News & Market Data/Presentations and Interviews. The presentation is also filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

Press Release

On May 23, 2018, the Company issued a press release describing the voting results of shareholders at the Annual Meeting held May 22, 2018. A copy of the Company’s press release dated May 23, 2018 is filed herewith as Exhibit 99.2 and is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description of Document

99.1	Company officers’ slide show presentation at the Annual Meeting of Shareholders held May 22, 2018

99.2	Company press release announcing Annual Meeting voting results dated May 23, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

MIDDLESEX WATER COMPANY
(Registrant)

/s/ A. Bruce O’Connor
A. Bruce O’Connor
Vice President, Treasurer and
Chief Financial Officer

Dated: May 23, 2018